AGREEMENT TO AMEND
                             WATER SERVICE AGREEMENT
                                     FOR THE
                                  SKY RANCH PUD
                                                      Dated:  January  30.  2004
                                                              ------------------


RE:   Water  Service  Agreement  dated  October 31. 2003  by and between Airpark
                                        ----------------
Metropolitan District ("AMD"); Icon Investors I LLC ("DEVELOPER"); Pure Cycle Corporation ("PURECYCLE"); and Rangeview Metropolitan District ("RANGEVIEW") relating to the provision of water services to the Sky Ranch PUD (Arapahoe
County  case  No.  Z01-010).

This Amendment, dated January 30, 2004, shall amend the aforesaid Water Service Agreement as follows:

     Section 4.02 of the above referenced Water Service agreement is hereby amended to read as follows, with amended language being designated in BOLD
     TYPE:

     "4.02  Water  Tap  Fees. DEVELOPER shall purchase Water Taps from PURECYCLE
            ----------------
     for use on the Property in accordance with the "Water Tap Takedown Schedule" in Exhibit C. FOR EACH WATER TAP PURCHASED BY DEVELOPER FOR SERVICE FROM 1,501 EQR TO 4,000 EQR, DEVELOPER SHALL PAY THE WATER RESOURCE CHARGE PORTION OF THE WATER TAP FEE DIRECTLY TO THE DAVIS GRAHAM & STUBBS LLP TRUST ACCOUNT. SUCH WATER RESOURCE CHARGE SHALL BE USED TO RELEASE OUTSTANDING SECURITY INTERESTS ON THE DEDICATED EXPORT WATER."


AIRPARK  METROPOLITAN  DISTRICT

By:  /s/  Andrew  R.  Klein
     ----------------------------------
     Andrew  R.  Klein,  President


ICON  INVESTORS  I,  LLC,  a  Colorado  Limited  Liability  Company

By:  Airway  Park  Manager,  LLC,  a  Colorado  Limited  Liability  Company

By:  /s/  Andrew  R.  Klein
     ----------------------------------
     Andrew  R.  Klein,  its  Manager


PURE  CYCLE  CORPORATION,  a  Delaware  Corporation

By:  /s/  Mark  Harding
     ----------------------------------
     Mark  Harding,  President


RANGEVIEW  METROPOLITAN  DISTRICT

By:  /s/  Thomas  P.  Clark
     ----------------------------------
     Thomas  P.  Clark,  Director


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